As filed with the SEC on May 28, 2010.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-02273

TRANSAMERICA INCOME SHARES, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2009 - March 31, 2010

Item 1: Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA

INCOME SHARES, INC.

Annual Report

March 31, 2010

Transamerica Income Shares, Inc.

(unaudited)

MARKET ENVIRONMENT

Market conditions began to stabilize in early 2009 after aggressive and unprecedented efforts by the U.S. government to restore order and confidence to the financial system and reinvigorate the economy gained traction. The arsenal deployed in this effort included more than a dozen programs meant to stabilize the housing market; provide a liquidity backstop to high-quality corporations; jump-start consumer spending; and provide financing and capital to financial institutions. An early beneficiary of these programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS.

As the period progressed, the massive government initiatives loosened up credit markets, affording businesses better access to funding for new projects, continuing operations and debt refinancing. Consumer spending modestly rebounded, the U.S. housing market showed initial signs of stabilization, and the U.S. recession ended. Further, credit spreads narrowed, and credit yield curves migrated toward a more normal (i.e., upward-sloping) configuration.

As the period came to a close, economic conditions remained on a positive trajectory. On the domestic economic front, manufacturing continued to show signs of a revival, reflecting an uptick in new orders and some inventory replenishment. Although the unemployment rate continued to remain elevated, jobless claims trended downward and temporary employment increased. Despite the high unemployment level, tight credit conditions and slow wage growth, U.S. consumers showed some resilience, spending beyond the holiday season and into early spring. Additionally, the housing market continued to stabilize as home affordability approached record highs, buoyed by low mortgage rates and extension of the federal first-time home buyers’ tax credit.

Headline inflation in the U.S. remained tame, and the Federal Reserve Board (“Fed”) kept the federal funds rate unchanged throughout the 12 month period in hopes of spurring near-term economic growth. Conversely, with an eye to the potential for higher inflation over the long term, the Fed increased the discount rate (at which banks borrow money from the Fed) near period end and allowed some emergency stimulus facilities to expire (e.g., agency MBS purchase program)—first steps towards removing excess liquidity from the economy.

PERFORMANCE

For the year ended March 31, 2010, Transamerica Income Shares, Inc. returned 33.49%. By comparison its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.69%.

STRATEGY REVIEW

March 31, 2010 marked the fund’s first full fiscal year under a broader mandate to find opportunities outside the corporate sector in a diversified pool of income-generating assets. This objective was achieved during one of the best possible times to own non-Treasury investments and take risk. We increased the portfolio’s exposure to high-yield bonds, investment-grade corporate bonds and agency MBS.

With the thawing of credit markets in early 2009, we bought many new issues with high coupons and benefited from drastic credit-market improvements. We became more comfortable moving down the capital structure while maintaining liquidity as the market improved and investors’ appetite for risk returned. We increased our exposure to high-yield corporate bonds due to improved corporate liquidity, stability and business prospects. After strong performance, we reduced our exposure to high-yield bonds to take some risk out of the portfolio and lock in some gains.

Early in the period, we increased our exposure to agency MBS. Both the government’s implied guarantee and the federal programs designed to manipulate mortgage rates lower helped to make these securities attractive. However, as Treasury rates spiked higher and valuations on mortgage securities returned to more normal levels, we preemptively reduced our allocation to agency MBS. Further, as the government ended its mortgage purchase program, we saw the potential for underperformance in this area of the market.

A slight detractor from overall performance was our shorter duration positioning relative to the Barclays Capital U.S. Aggregate Bond Index, as credit conditions improved and yield spreads declined. However, the impact of our duration positioning was eclipsed by returns for the fund’s individual security selections.

Brian W. Westhoff, CFA

Kirk J. Kim

Peter O. Lopez

Derek S. Brown, CFA

Greg D. Haendel, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at October 1, 2009 and held for the entire period until March 31, 2010.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the directors and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Income Shares, Inc.	$1,000.00	$1,091.40	$3.70	$1,021.39	$3.58	0.71%

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At March 31, 2010

(The following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	62.9%
Mortgage-Backed Securities	13.6
Securities Lending Collateral	7.8
Preferred Corporate Debt Securities	5.8
Asset-Backed Securities	3.8
Repurchase Agreement	3.7
Convertible Bonds	2.9
Foreign Government Obligations	2.0
Convertible Preferred Stocks	1.8
U.S. Government Obligation	1.5
Preferred Stocks	1.3
U.S. Government Agency Obligation	0.9
Municipal Government Obligation	0.8
Other Assets and Liabilities - Net	(8.8)
Total	100.0%

SCHEDULE OF INVESTMENTS

At March 31, 2010

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.5%
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029		$2,018	$2,133
Total U.S. Government Obligation (cost $2,140)

U.S. GOVERNMENT AGENCY OBLIGATION - 0.9%
Freddie Mac, IO
5.00%, 08/01/2035		5,508	1,204
Total U.S. Government Agency Obligation (cost $1,288)

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Australia Government Bond
5.25%, 08/15/2010	AUD	1,400	1,289
United Mexican States
7.50%, 06/21/2012	MXN	17,500	1,465
Total Foreign Government Obligations (cost $2,689)			2,754

MORTGAGE-BACKED SECURITIES - 13.6%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 - 144A		$1,555	1,637
Series 2007-1A, Class D
5.96%, 04/15/2037 - 144A		990	1,042
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.91%, 08/26/2035 - 144A *		833	816
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 - 144A *		1,007	1,012
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 - 144A *		485	470
Series 2009-RR6, Class 2A1
5.35%, 08/26/2035 - 144A *		1,149	1,138
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A *		1,206	1,200
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, 11/15/2036 - 144A		1,100	1,163
Series 2006-1A, Class D
5.77%, 11/15/2036 - 144A		900	952
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.49%, 12/26/2037 - 144A *		583	575
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A		493	493
Series 2009-R7, Class 12A1
5.39%, 08/26/2036 - 144A *		580	571
Series 2009-R7, Class 16A1
5.66%, 12/26/2036 - 144A *		410	410
Series 2009-R7, Class 1A1
5.60%, 02/26/2036 - 144A *		935	907
Series 2009-R7, Class 4A1
3.71%, 09/26/2034 - 144A *		858	815
Series 2009-R9, Class 1A1
5.85%, 08/26/2046 - 144A *		846	809
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.77%, 01/27/2047 - 144A *		945	926
SBA Trust
Series 2006-1A, Class D
5.85%, 11/15/2036 - 144A		1,837	1,899
Series 2006-1A, Class E
6.17%, 11/15/2036 - 144A		540	560
WaMu Mortgage Pass-Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033		850	857
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		412	415
Series 2003-L, Class 1A2
4.55%, 11/25/2033 *		356	359
Total Mortgage-Backed Securities (cost $18,285)			19,026

ASSET-BACKED SECURITIES - 3.8%
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011		1,350	1,367
Continental Airlines Pass-Through Trust
Series 1997-1, Class 1A
7.46%, 10/01/2016		1,392	1,374
Gaz Capital SA for Gazprom
8.13%, 07/31/2014 -144A		940	1,052
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012		1,360	1,377
Total Asset-Backed Securities (cost $5,015)			5,170

MUNICIPAL GOVERNMENT OBLIGATION - 0.8%
State of California
7.95%, 03/01/2036		1,035	1,062
Total Municipal Government Obligation (cost $1,036)

PREFERRED CORPORATE DEBT SECURITIES - 5.8%
Commercial Banks - 3.9%
PNC Financial Services Group, Inc.
8.25%, 05/29/2049 * Ž		1,250	1,294
Rabobank Nederland NV
11.00%, 06/30/2019 - 144A * Ž Λ		1,095	1,409
UBS Preferred Funding Trust I
8.62%, 10/29/2049 * Ž		1,350	1,337
Wells Fargo Capital XIII
7.70%, 03/26/2013 * Ž		1,440	1,487
Diversified Financial Services - 1.5%
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039		660	674
ZFS Finance USA Trust II
6.45%, 06/15/2016 - 144A *		1,430	1,365
Insurance - 0.4%
Reinsurance Group of America, Inc. - Series A
6.75%, 12/15/2065 *		600	551
Total Preferred Corporate Debt Securities (cost $7,385)			8,117

CORPORATE DEBT SECURITIES - 62.9%
Building Products - 0.4%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 - 144A Λ		600	602
Capital Markets - 2.1%
Macquarie Group, Ltd.
7.30%, 08/01/2014 - 144A Λ		1,260	1,407
Raymond James Financial, Inc.
8.60%, 08/15/2019		1,310	1,497
Chemicals - 1.7%
Dow Chemical Co.
8.55%, 05/15/2019 Λ		1,300	1,573
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 * Λ		765	765
Commercial Banks - 7.9%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A		1,212	1,582
City National Corp.
5.13%, 02/15/2013		1,020	1,048

The notes to the financial statements are an integral part of this report.

	Principal	Value
Commercial Banks (continued)
First Tennessee Bank NA
4.63%, 05/15/2013	$1,400	$1,362
M&I Marshall & Ilsley Bank
4.85%, 06/16/2015	1,600	1,423
5.00%, 01/17/2017	1,000	871
Regions Bank
7.50%, 05/15/2018	1,465	1,453
Royal Bank of Scotland Group PLC
6.38%, 02/01/2011	700	710
Scotland International Finance
6.50%, 02/15/2011 - 144A	1,310	1,282
Zions Bancorporation
7.75%, 09/23/2014 Λ	1,400	1,412
Consumer Finance - 0.9%
Cardtronics, Inc.
9.25%, 08/15/2013 *	525	542
9.25%, 08/15/2013	739	763
Containers & Packaging - 2.2%
Graphic Packaging International, Inc.
9.50%, 06/15/2017	2,375	2,534
Rexam PLC
6.75%, 06/01/2013 - 144A	530	581
Diversified Financial Services - 10.1%
Cemex Finance LLC
9.50%, 12/14/2016 - 144A	1,200	1,242
City National Capital Trust I
9.63%, 02/01/2040	1,380	1,533
Crown Castle Towers LLC
6.11%, 01/15/2040 - 144A	1,415	1,480
Ford Motor Credit Co., LLC
7.88%, 06/15/2010	870	878
Glencore Funding LLC
6.00%, 04/15/2014 - 144A	1,500	1,539
GTP Towers Issuer LLC
4.44%, 02/15/2040 - 144A	1,305	1,309
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 - 144A	1,226	1,287
International Lease Finance Corp.
5.45%, 03/24/2011	775	776
Oaktree Capital Management, LP
6.75%, 12/02/2019 - 144A	1,110	1,083
QHP Royalty Sub LLC
10.25%, 03/15/2015 - 144A	1,111	1,123
Selkirk Cogen Funding Corp. - Series A
8.98%, 06/26/2012	824	854
Sensus USA, Inc.
8.63%, 12/15/2013	300	306
TNK-BP Finance SA
7.50%, 03/13/2013 - 144A	680	736
Diversified Telecommunication Services - 1.0%
Sprint Capital Corp.
8.38%, 03/15/2012	1,300	1,352
Electric Utilities - 0.9%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 *	1,085	1,263
Energy Equipment & Services - 1.5%
Enterprise Products Operating LLC - Series A
8.38%, 08/01/2066 *	600	609
Weatherford International, Ltd.
9.63%, 03/01/2019 Λ	1,200	1,518
Food & Staples Retailing - 1.5%
Ingles Markets, Inc.
8.88%, 05/15/2017 Λ	1,055	1,102
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	915	920
Food Products - 2.8%
Lorillard Tobacco Co.
8.13%, 06/23/2019	1,230	1,355
M-Foods Holdings, Inc.
9.75%, 10/01/2013 - 144A	1,100	1,137
Michael Foods, Inc.
8.00%, 11/15/2013	1,500	1,542
Gas Utilities - 0.8%
EQT Corp.
8.13%, 06/01/2019	890	1,057
Hotels, Restaurants & Leisure - 2.7%
Hyatt Hotels Corp.
6.88%, 08/15/2019 - 144A	1,140	1,167
MGM Mirage, Inc.
8.38%, 02/01/2011 Λ	1,645	1,642
Pokagon Gaming Authority
10.38%, 06/15/2014 - 144A	1,000	1,050
Household Durables - 0.4%
Lennar Corp.
12.25%, 06/01/2017	450	550
Insurance - 3.7%
American Financial Group, Inc.
9.88%, 06/15/2019	920	1,085
Chubb Corp.
6.38%, 03/29/2067 *	729	734
Oil Insurance, Ltd.
7.56%, 06/30/2011 - 144A * Ž	2,004	1,733
Travelers Cos., Inc.
6.25%, 03/15/2037 *	1,580	1,555
Machinery - 0.8%
Polypore, Inc.
8.75%, 05/15/2012	450	451
Titan International, Inc.
8.00%, 01/15/2012	600	600
Media - 0.6%
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 - 144A	775	793
Metals & Mining - 3.9%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A	1,165	1,484
ArcelorMittal
5.38%, 06/01/2013	680	724
Cliffs Natural Resources, Inc.
5.90%, 03/15/2020	385	394
Edgen Murray Corp.
12.25%, 01/15/2015 - 144A	800	749
FMG Finance Property, Ltd.
10.63%, 09/01/2016 - 144A	500	576
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	1,100	1,412
Multi-Utilities - 1.5%
Black Hills Corp.
9.00%, 05/15/2014	640	739
Sempra Energy
9.80%, 02/15/2019	1,090	1,416
Oil, Gas & Consumable Fuels - 4.6%
Lukoil International Finance BV
6.38%, 11/05/2014 - 144A	1,680	1,766
Opti Canada, Inc.
8.25%, 12/15/2014	1,000	940

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Petrohawk Energy Corp.
9.13%, 07/15/2013	$1,000	$1,044
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	571	650
Petroleum Development Corp.
12.00%, 02/15/2018	400	424
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 - 144A	1,385	1,548
Paper & Forest Products - 1.8%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 - 144A	1,230	1,052
Exopack Holding Corp.
11.25%, 02/01/2014	1,375	1,433
Real Estate Investment Trusts - 6.1%
Dexus Property Group
7.13%, 10/15/2014 - 144A	1,310	1,413
Digital Realty Trust, LP
5.88%, 02/01/2020 - 144A	1,280	1,252
Duke Realty, LP
6.75%, 03/15/2020	500	509
7.38%, 02/15/2015	1,135	1,226
Healthcare Realty Trust, Inc.
6.50%, 01/17/2017	1,045	1,072
PPF Funding, Inc.
5.35%, 04/15/2012 - 144A	1,515	1,543
WEA Finance LLC
6.75%, 09/02/2019 - 144A	1,325	1,414
Real Estate Management & Development - 1.0%
Post Apartment Homes, LP
5.45%, 06/01/2012	1,380	1,433
Specialty Retail - 0.9%
Michaels Stores, Inc.
11.38%, 11/01/2016 Λ	1,100	1,188
Transportation Infrastructure - 1.1%
Kansas City Southern de Mexico SA de CV
12.50%, 04/01/2016 Λ	1,000	1,182
Martin Midstream Partners & Finance
8.88%, 04/01/2018 - 144A	350	354
Total Corporate Debt Securities (cost $79,882)		87,705

	Shares
CONVERTIBLE PREFERRED STOCKS - 1.8%
Diversified Financial Services - 1.1%
Vale Capital II 6.75%	17,000	1,540
Road & Rail - 0.7%
Kansas City Southern 5.13%	710	910
Total Convertible Preferred Stocks (cost $1,886)		2,450

PREFERRED STOCKS - 1.3%
Commercial Banks - 0.6%
BB&T Capital Trust VI 9.60%	29,500	847
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. 9.08% - 144A	852	927
Total Preferred Stocks (cost $1,575)		1,774

	Principal
CONVERTIBLE BONDS - 2.9%
Automobiles - 0.5%
Ford Motor Co.
4.25%, 11/15/2016	$430	643
Diversified Telecommunication Services - 0.8%
Alcatel-Lucent USA Inc.
2.88%, 06/15/2023 * Λ	1,150	1,147
Pharmaceuticals - 0.9%
Allergan, Inc.
1.50%, 04/01/2026 Λ	1,150	1,315
Software - 0.7%
Salesforce.com, Inc.
0.75%, 01/15/2015 - 144A	900	938
Total Convertible Bonds (cost $3,612)		4,043

Shares
SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.21% 	10,823,345	10,823
Total Securities Lending Collateral (cost $10,823)

	Principal
REPURCHASE AGREEMENT - 3.7%
State Street Repurchase Agreement 0.01% , dated 03/31/2010, to be repurchased at $5,169 on 04/01/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $5,275.	$5,169	5,169
Total Repurchase Agreement (cost $5,169)

Total Investment Securities (cost $140,785) #		151,430
Other Assets and Liabilities - Net		(12,189)

Net Assets		$139,241

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 03/31/2010.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $10,599.
	Rate shown reflects the yield at 03/31/2010.
#

Aggregate cost for federal income tax purposes is $141,201. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,458 and $229 respectively. Net unrealized appreciation for tax purposes is $10,229.

DEFINITIONS:

IO	Interest Only
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 03/31/2010, these securities aggregated $58,020, or 41.67%, of the fund’s net assets.

AUD	Australian Dollar
MXN	Mexican Peso
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$2,387	$—	$—	$2,387
Equities - Industrials	910	—	—	910
Equities - Telecommunication Services	927	—	—	927
Fixed Income - Asset-Backed Security	—	5,170	—	5,170
Fixed Income - Consumer Discretionary	—	7,033	—	7,033
Fixed Income - Consumer Staples	—	6,056	—	6,056
Fixed Income - Energy	—	8,499	—	8,499
Fixed Income - Financials	—	52,585	—	52,585
Fixed Income - Foreign Government Obligation	—	2,754	—	2,754
Fixed Income - Health Care	—	1,314	—	1,314
Fixed Income - Industrials	—	6,775	—	6,775
Fixed Income - Information Technology	—	938	—	938
Fixed Income - Materials	—	9,691	—	9,691
Fixed Income - Mortgage-Backed Security	—	19,026	—	19,026
Fixed Income - Municipal Government Obligation	—	1,062	—	1,062
Fixed Income - Telecommunication Services	—	2,499	—	2,499
Fixed Income - U.S. Government Agency Obligation	—	1,204	—	1,204
Fixed Income - U.S. Government Obligation	—	2,133	—	2,133
Fixed Income - Utilities	—	4,475	—	4,475
Cash & Cash Equivalent - Repurchase Agreement	—	5,169	—	5,169
Cash & Cash Equivalent - Securities Lending Collateral	10,823	—	—	10,823
Total	$15,047	$136,383	$—	$151,430

The notes to the financial statements are an integral part of this report.

STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2010

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $135,616) (including securities loaned of $10,599)	$146,261
Repurchase agreement, at value (cost: $5,169)	5,169
Receivables:
Interest	2,275
Securities lending income (net)	2
153,707
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,660
Management and advisory fees	63
Transfer agent fees	5
Administration fees	2
Dividends to shareholders	853
Other	60
Collateral for securities on loan	10,823
14,466
Net assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$139,241

Net asset value per share	$22.04

Net assets consist of:
Paid-in capital	141,184
Accumulated net investment loss	(137)
Accumulated net realized loss from investment securities	(12,452)
Net unrealized appreciation (depreciation) on investment securities	10,645
Translation of assets and liabilities denominated in foreign currencies	1
Net assets	$139,241

STATEMENT OF OPERATIONS

For the year ended March 31, 2010

(all amounts in thousands)

Investment income:
Interest income	$10,157
Dividend income (net of withholding taxes on foreign dividends of $1)	193
Securities lending income (net)	8
10,358
Expenses:
Management and advisory	650
Transfer agent	61
Printing and shareholder reports	33
Custody	36
Administration	26
Legal	27
Audit and tax	37
Director	19
Other	35
Total expenses	924

Net investment income	9,434

Net realized gain (loss) on transactions from:
Investment securities	9,939
Foreign currency transactions	(362)
Net realized gain (loss)	9,577

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	17,276
Translation of assets and liabilities denominated in foreign currencies	(25)
Change in unrealized appreciation (depreciation)	17,251

Net realized and unrealized gain	26,828

Net increase In net assets resulting from operations	$36,262

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts except per share amounts in thousands)

	March 31, 2010	March 31, 2009
From operations:
Net investment income	$9,434	$7,380
Net realized gain (loss) from investment securities and foreign currency transactions	9,577	(13,354)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	17,251	(4,223)
Net increase (decrease) in net assets resulting from operations	36,262	(10,197)

Distributions to shareholders:
From net investment income	(9,762)	(8,041)
Net increase (decrease) in net assets	26,500	(18,238)

Net assets:
Beginning of year	$112,741	$130,979
End of year	$139,241	$112,741
Accumulated net investment loss	$(137)	$(795)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$17.84	$20.73	$22.32	$22.04	$23.17
Investment operations
Net investment income(a)	1.50	1.17	1.26	1.30	1.13
Net realized and unrealized gain (loss)	4.25	(2.79)	(1.50)	0.36	(0.70)
Total operations	5.75	(1.62)	(0.24)	1.66	0.43
Distributions
From net investment income	(1.55)	(1.27)	(1.35)	(1.38)	(1.30)
From net realized gains	—	—	—	—	(0.10)
Return of capital	—	—	—	—	(0.16)
Total distributions	(1.55)	(1.27)	(1.35)	(1.38)	(1.56)
Net asset value
End of year	$22.04	$17.84	$20.73	$22.32	$22.04
Market value per share
End of year	$22.66	$16.60	$18.50	$21.11	$21.23
Total return(b)	33.49%	(3.24)%	(6.17)%	6.32%	4.87%
Ratio and supplemental data
Expenses to average net assets	0.71%	0.72%	0.77%	0.77%	0.84%
Net investment income, to average net assets	7.28%	6.13%	5.84%	5.91%	4.95%
Portfolio turnover rate	131%	129%	75%	68%	95%
Net assets end of year (000’s)	$139,241	$112,741	$130,979	$141,024	$139,275

The number of shares outstanding at the end of each period was 6,319.

(a)          Calculated based on average number of shares outstanding.

(b)         Based on the market price of the fund's shares including the reinvestment of dividends and distributions at prices obtained by the fund's dividend reinvestment plan.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At March 31, 2010

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.  The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at March 31, 2010.

Treasury Inflation-Protected Securities: Specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at March 31, 2010 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2010

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually.  Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. See “Automatic Reinvestment Plan” on page 17 for an opportunity to reinvest distributions in shares of the Fund’s common stock.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2010

(all amounts in thousands)

NOTE 2. (continued)

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and generally are categorized in Level 1 of the fair value hierarchy. Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a Level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc’s. (“TAM”) Valuation Committee under the supervision of the Board of Directors.

The hierarchy classification of inputs used to value the Fund’s investments, at March 31, 2010, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE).  Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator. TAM and TFS are affiliates of AEGON, NV.

Certain officers and directors of the Fund are also officers and/or directors of TAM and TFS.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and the sub-adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2010

(all amounts in thousands)

NOTE 3. (continued)

Investment Advisory Fees:  The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.50% of ANA

TAM currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limits of ANA:

First $30 million	1.50%
Over $30 million	1.00%

There were no fees waived during the year ended March 31, 2010.

Administrative Services:  The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2010 were as follows:

Purchases of securities:
Long-term	$145,311
U.S. Government	20,802
Proceeds from maturities and sales of securities:
Long-term	142,738
U.S. Government	27,682

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of forwards from the beginning of the year has dropped. The Fund held eight forward foreign currency contracts throughout the year, but sold all during the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Net Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forwards
Foreign Exchange Contracts	$(446)

Net Increase (Decrease) in Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forwards
Foreign Exchange Contracts	$(53)

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2010

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2007 — 2010), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign bonds, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals, paydowns, and bond premium amortization.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed (accumulated) net investment income (loss)	$986
Undistributed (accumulated) net realized gain (loss) from investment securities	(986)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$1,326	March 31, 2015
1,697	March 31, 2016
9,429	March 31, 2017

The capital loss carryforward utilized or expired during the year ended March 31, 2010 was $284.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2010 Distributions paid from:
Ordinary Income	$9,762

2009 Distributions paid from:
Ordinary Income	8,041

The tax basis components of distributable earnings as of March 31, 2010 are as follows:

Undistributed Ordinary Income	$1,133
Capital Loss Carryforward	(12,452)
Net Unrealized Appreciation	10,229
Other Temporary Differences	(853)

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2010

(all amounts in thousands)

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and has determined that no material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of Transamerica Income Shares, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. (the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

May 24, 2010

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For corporate shareholders, 1.87% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The Fund designates a maximum amount of $72 as qualified dividend income, which is 0.70% of what was distributed.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2009. Complete information was computed and reported in conjunction with year 2009 Form 1099-DIV.

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”). Under the Plan, BNY Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with BNY Mellon for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.

The price at which BNY Mellon is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the “Optional Cash Only” feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

BNY Mellon charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact BNY Mellon:

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900
1-800-454-9575

Foreign Shareowners: 201-680-6578

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 150 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2002

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

				150	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Vice President, AFSG Securities Corporation (2001 –present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Partner, KPMG (1975 – 1999); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	150	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				150	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	150	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	150	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	150	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	150	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	150	Honorary Trustee, Bryant University (1996 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	150	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 –present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2002	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009

Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 - present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*                 Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

OTHER INFORMATION

NOTICE OF PRIVACY POLICY

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                  Information we receive from you on applications or other forms, such as your name, address and account number;

•                  Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                  Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Corporate Governance Changes

At its April 8, 2010 meeting, the Board of Directors approved certain corporate governance changes, including amendments to the Fund’s Bylaws.  The most significant changes are summarized below.  This discussion is qualified in its entirety by the text of the amended Bylaws, which is available to any shareholder of the Fund upon request.

Classified Board Structure — The Fund elected to be subject to Section 3-803 of the Maryland General Corporation Law (the  “MGCL”) by adopting resolutions to divide the Board into three classes with the term of office of one class expiring each year, as follows:

•                  Class I Directors whose terms expire in 2010: Leo J. Hill, Patricia L. Sawyer and Eugene M. Mannella

•                  Class II Directors whose terms expire in 2011: John W. Waechter, Joyce G. Norden, Norman R. Nielsen and Russell J. Kimball, Jr.

•                  Class III Directors whose terms expire in 2012: John K. Carter, Sandra N. Bane and David W. Jennings

The classification of the Board became effective on April 8, 2010, and the term of office of Class I Directors will expire at the Fund’s next annual stockholders meeting.

Stockholder Removal of A Director — The Fund elected to be subject to Section 3-804 of the MGCL by adopting resolutions requiring a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast in the election of directors in order to remove a director.

Number of Directors; Board Vacancies — The Fund elected to be subject to Section 3-804 of the MGCL by adopting resolutions providing the Board with the sole power to fix the number of directors, as well as the sole power to fill Board vacancies.

Stockholder-Requested Special Meetings — The Fund elected to be subject to Section 3-805 of the MGCL by adopting resolutions requiring, in order for stockholders to require the Secretary of the Fund to call a special stockholders meeting, the written request of stockholders entitled to cast a majority of the votes entitled to be cast at such a meeting.

Bylaw Amendments — Conforming Bylaw amendments were adopted to reflect the above changes, and in addition, the following Bylaw amendments were also adopted by the Board:

•                  Adjournment or Postponement of Stockholders Meeting — The Chairman of the Board, the President or any person presiding at a stockholders meeting may adjourn or postpone the meeting even if a quorum is present (or would be present if the meeting commenced).

•                  Amendment of Bylaws — The Bylaws may be amended (i) at any annual or special stockholders meeting, in each case if and only if approved by holders of at least two-thirds of the votes entitled to be cast at the meeting or (ii) by a vote of two-thirds of the directors.

•                  Board-Requested Special Meetings — A vote of two-thirds of the Directors is required in order for the Board to call a special stockholders meeting.

•                  Procedural Requirements for Advance Notice of Stockholder Nominees or Proposals — Certain procedural requirements must be observed by a stockholder that intends to propose nominees for director or other proposals at a stockholders meeting, including the following:

•                  Timing of Notice for Annual Meetings — Advance notice of a stockholder’s intention to propose nominees for director and/or other stockholder proposals at an annual stockholders meeting must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 days nor more than 150 days prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting; provided, however, that if and only if the annual meeting is not scheduled to be held within a period beginning 30 days prior to the first anniversary of the prior year’s annual meeting and ending 30 days after such anniversary date, advance notice must be delivered to or mailed and received at the principal executive offices of the Fund by the later of the close of business on (i) the date 90 days prior to the date that the annual meeting is scheduled to be held, or (ii) the 10th business day following the date the annual meeting is first publicly announced or disclosed.

•                  Timing of Notice for Special Meetings — If the Fund calls a special meeting for the purpose of electing directors, advance notice of a stockholder’s intention to propose nominees for director must be delivered to or mailed and received at the principal executive offices of the Fund not earlier than the 120th day and not later than 5:00 p.m., Eastern Time, on the later of (i) the 90th day prior to the date of any special meeting or (ii) the 10th day after public announcement of the meeting date and the nominees proposed by the Board to be elected at such meeting.

•                  Content of Advance Notice — A stockholder seeking to nominate any person or persons for election as a director must deliver, as part of the stockholder’s advance notice, (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the nominee, (B) the number of shares of the Fund owned of record or beneficially by each such nominee as reported to the stockholder by such nominee(s), (C) any other information regarding each nominee required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 under the Exchange Act; (D) any other information regarding the nominee(s) that would be required to be disclosed in a proxy statement or other filing required by Section 14 of the Exchange Act and the rules thereunder and (E) whether the stockholder believes each nominee is or will be an “interested person” of the Fund under the Investment Company Act of 1940 and, if not an “interested person,” information regarding the nominee sufficient to enable the Fund to make that determination, and (ii) the written and signed consent of each nominee to be named as nominee and to serve as director if elected.  Additionally, the Directors may require proposed nominees to provide other information that the Directors may reasonably require or deem necessary to determine the eligibility of the nominee to serve as a director.

•                  A stockholder seeking to bring any proposal before a stockholders meeting (whether or not involving nominees for director) must deliver, as part of the stockholder’s advance notice, (i) the description and text of the proposal to be presented, (ii) a brief written statement of the reasons why the stockholder favors the proposal, (iii) if the stockholder is a record holder of Fund shares, the stockholder’s name and address as they appear on the Fund’s books, (iv) any other information regarding the stockholder that would be required to be disclosed in a proxy statement or other filings to be made pursuant to Section 14 of the Exchange Act and the rules thereunder, (v) the number of Fund shares beneficially owned and of record by the stockholder, (vi) any material interest of the stockholder in the matter proposed (other than as a stockholder), (vii) a representation that the stockholder intends to appear in proxy or by proxy at the stockholders meeting to act on the matter proposed, (viii) if the proposal involves a nominee for director, a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) pursuant to which the nominations are to be made by the stockholder and (ix) in the case of a stockholder that beneficially owns Fund shares through a nominee or “street name” holder of record, evidence establishing the stockholder’s indirect ownership of, and entitlement to vote, such Fund shares at the stockholders meeting.

•                  Determination of Proper Matter for Stockholder Action — No matter shall be considered at or brought before any annual or special stockholders meeting unless deemed a proper matter for stockholder consideration by the Chairman of the Board or the President.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Fund’s proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website www.sec.gov.

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CERTIFICATIONS

On August 14, 2009, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards.  In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the Fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Transamerica Asset Management, Inc.

570 Carillon Parkway
St. Petersburg, FL 33716

Sub-Adviser

Transamerica Investment Management, LLC
11111 Santa Monica Boulevard, Suite 820
Los Angeles, CA 90025

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900
1-800-454-9575

Foreign Shareowners: 201-680-6578

www.bnymellon.com/shareowner/isd

Custodian

State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
1-617-937-6700

Listed

New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 3/31
	(in thousands)	2010	2009

(a)	Audit Fees	34	38
(b)	Audit-related Fees(1)	0	0
(c)	Tax Fees(2)	5	2
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy(3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)       Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)       Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrant.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Investments.

(a)          The Schedule of Investments in securities of unaffiliated issuers is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)   No disclosures are required by this Item 6(b).

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

PROXY VOTING POLICIES AND PROCEDURES

I.              Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.            Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio.  The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund.  These policies and procedures are attached hereto.

III.           Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.  Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV.           Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds.  Securities on loan generally are voted by the borrower of such securities.  Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised 11/13/09

TRANSAMERICA ASSET MANAGEMENT, INC. (“TAM”)

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

PROXY VOTING POLICIES AND PROCEDURES

I.              Statement of Principle

The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.

II.            Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the portfolio to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio.  The Board of Trustees (“Board”) of each portfolio adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio.  These policies and procedures are herein.

III.           Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser.  Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV.           Securities on Loan

The Board of the portfolios have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the portfolios.  Securities on loan generally are voted by the borrower of such securities.  Should a Sub-Adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised:  November 13, 2009

Item 8:  Portfolio Managers of Closed-End Management Investment Companies

As of the date of this filing, Brian W. Westhoff, CFA, Kirk J. Kim and Peter O. Lopez are the Co-Lead Portfolio Managers of the Registrant and Derek S. Brown and Greg D. Haendel, CFA are Co-Managers.

Name/Year Joined	Role	Employer	Positions Over Past Five Years
Brian W. Westhoff, CFA/2005	Co-Lead Portfolio Manager	TIM	Principal, Portfolio Manager
Kirk J. Kim/2008	Co-Lead Portfolio Manager	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2008	Co-Lead Portfolio Manager	TIM	Principal, President, Director of Research, Portfolio Manager
Derek S. Brown, CFA/2008	Co-Manager	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2008	Co-Manager	TIM	Principal, Portfolio Manager

(a) (2) Other Accounts Managed by Portfolio Managers

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.  None of these accounts have an advisory fee based on the performance of the account.

		RICs		Pooled		Other
Portfolio Managers	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff	2	$128,987,715	1	$58,490,994	1	$75,539,344
Kirk J. Kim	8	$802,493,821	2	$69,314,338	3	$399,532,145
Peter O. Lopez	2	$128,987,715	1	$32,576,114	1	$75,539,344
Derek S. Brown	1	$659,095,462	0	$0	13	$1,224,621,449
Greg D. Haendel	7	$3,065,401,582	3	$695,525,890	15	$209,487,505

Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Brian W. Westhoff	0	$0	0	$0	0	$0
Kirk J. Kim	0	$0	0	$0	0	$0
Peter O. Lopez	0	$0	0	$0	0	$0
Derek S. Brown	0	$0	0	$0	0	$0
Greg D. Haendel	0	$0	0	$0	0	$0

*Core Plus Team:  Brian W. Westhoff, Peter Lopez, and Kirk Kim manage Transamerica Flexible Income and Transamerica Income Shares as a team; thus, the assets managed for these two accounts are divided equally amongst the three managers for the purposes of the table above.

Potential Conflicts of Interest

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.  As of March 31, 2010, TIM did not foresee any conflict of interest in the management of the Fund.

(a) (3) Compensation for the Fiscal Year Completed March 31, 2010

TIM portfolio managers, including members of the executive team, are remunerated with a combination of base salary, performance-based bonus and ownership interest. The overall compensation structure is reviewed annually for market competitiveness as compared to its industry peers.

For purposes of determining performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. Eighty percent of the performance-based compensation is based on the ranking of a portfolio’s track record relative to independent peer universes of portfolios with a similar market capitalization range and investment style. The calculation is weighted toward longer-term performance results. The remaining 20% of performance-based compensation reflects the portfolio manager’s individual contributions to the development of the overall investment process and investment team at TIM.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
April 1 through April 30, 2009	0	$0.00	0	0
May 1 through May 1, 2009	0	$0.00	0	0
July 1 through July 31, 2009	0	$0.00	0	0
August 1 through August 31, 2009	0	$0.00	0	0
September 1 through September 30, 2009	0	$0.00	0	0
October 1 through October 31, 2009	0	$0.00	0	0
November 1 through November 30, 2009	0	$0.00	0	0
December 1 through December 31,2009	0	$0.00	0	0
January 1 through January 31, 2010	0	$0.00	0	0
February 1 through February 29, 2010	0	$0.00	0	0
March 1 through March 31, 2010	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10: Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1)   Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)          Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)          Not applicable

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.  The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA INCOME SHARES, INC.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	May 27, 2010

By:	/s/ Robert A. DeVault, Jr.
Robert A. DeVault, Jr.
Principal Financial Officer
Date:	May 27, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Chief Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Chief Executive Officer and Principal Financial Officer